Bonds.com 8-K

Exhibit 10.4

AMENDMENT NO. 1 TO SECOND AMENDED AND

RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of February 28, 2013, is entered into by and among the holders of Registrable Securities identified on the counterpart signature pages hereto (the “Amending Holders”) and Bonds.com Group, Inc., a Delaware corporation (the “Company”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Second Amended and Restated Registration Rights Agreement, dated as of December 5, 2011, by and among the Company, the Amending Holders and the additional parties identified therein (the “Registration Rights Agreement”).

Background

The Company, the Amending Holders and certain other securityholders of the Company are parties to the Registration Rights Agreement. The Company desires to amend the definition of “Securities” under the Registration Rights Agreement to include the Company’s Series E-2 Convertible Preferred Stock, par value $0.0001 per share, issued pursuant to the Unit Purchase Agreement, dated as of the date hereof, by and among the Company, Trimarc Capital Fund, L.P., a Delaware limited partnership (“Trimarc”), and any other person that joins therein after the date of this Amendment. The Registration Rights Agreement may be amended by a written consent signed by the Company and the “Required Holders” pursuant to Section 9 thereof. The Amending Holders constitute the Required Holders for purposes of this Amendment.

Agreement

Accordingly, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Amending Holders agree as follows:

Section 1.                 Amendment to Section 1. o. of the Registration Rights Agreement. Section 1. o. of the Registration Rights Agreement is deleted in its entirety and replaced with the following:

“Securities” means, collectively, the Series E Preferred Stock, the Series E-1 Preferred Stock, the Series E-2 Preferred Stock, and the warrants issued in connection with the Series B/D Exchange, the February 2011 Transaction, the June 2011 Transaction, the Series E-2 Transaction, and/or the Unit Purchase Agreement dated February 28, 2013, by and among the Company, Trimarc Capital Fund, L.P., a Delaware limited partnership, and such other persons as may become parties thereto from time to time, together with any capital stock of the Company issued thereon as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

Section 2.                 Approval by Amending Holders. The Amending Holders hereby approve the joinder by Trimarc to the Registration Rights Agreement for purposes of Section 9 therein.

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Section 3.                 Effect of Modification and Amendment of Registration Rights Agreement. The Registration Rights Agreement shall be deemed to be modified and amended in accordance with the express provisions of this Amendment and the respective rights, duties and obligations of the parties under the Registration Rights Agreement shall continue to be determined, exercised and enforced under the terms thereof subject to this Amendment. Except as expressly set forth herein, all terms of the Registration Rights Agreement shall continue in full force and effect. In the event of inconsistency between the express terms of this Amendment and the terms of the Registration Rights Agreement, the terms of this Amendment shall govern.

Section 4.                 Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a copy of a signature transmitted electronically shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

[Counterpart Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY:

BONDS.COM GROUP, INC.

By:	/s/ Thomas Thees
Name:	Thomas Thees
Title:	Chief Executive Officer

AMENDING HOLDERS:

DAHER BONDS INVESTMENT COMPANY

By:	/s/ Michel Daher
Name: Michel Daher
Title: Chairman

MIDA HOLDINGS

By:	/s/ Michel Daher
Name: Michel Daher
Title: Chairman

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP

By:	Oak Associates XII, LLC, its General Partner

	By:	/s/ Ann H. Lamont
Name: Ann H. Lamont
Title: Managing Member

GFINET INC.

By:	/s/ J.C. Giancarlo
Name: J.C. Giancarlo
Title: Executive Vice President

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